SEPT 2022 SEPTEMBER INVESTOR UPDATE

FORWARD LOOKING STATEMENTS | 2FORWARD LOOKIN ST TE ENTS | 2 Forward-Looking Statements Statements contained in this presentation that include or refer to Company expectations, our business outlook, our future plans or predictions relating to any matters should be considered forward-looking statements that are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities and Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Words such as “anticipates,” “expects,” “projects,” “intends,” “goals,” “plans,” “potential,” “might,” “believes,” “target,” “objective,” “strategy,” “opportunity,” “pursue,” “budgets,” “outlook,” “trends,” “focus,” “on schedule,” “on track,” “poised,” “slated,” “seeks,” “estimates,” “forecasts,” “guidance,” “scheduled,” “continues,” “may,” “will,” “would,” “should,” “could,” “likely,” and variations of such words and similar expressions are intended to identify such forward-looking statements. One should not place undue reliance on forward-looking statements. In addition, statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to market opportunities, future products or processes and the expected availability and benefits of such products or processes, and anticipated trends in our businesses or the markets relevant to them, including those developments relating to regulation and litigation trends and developments, also identify forward-looking statements. Such statements are based on management's expectations as of the date of this investor presentation, unless an earlier date is indicated, and involve many risks and uncertainties, known and unknown, that could cause actual results, performance or achievements to differ materially from those expressed or implied in these forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the company's expectations include, but are not limited to, our ability to recover, manage and maintain costs; the concentration of our operations in Kansas, Oklahoma and Texas; regulatory or legislative changes in the jurisdictions in which we operate; the length and severity of unpredictable events, including, but not limited to, the COVID-19 pandemic, threatened terrorism, war or cyber-attacks or breaches, or extreme weather events, including those related to climate change; the competitive implications of alternative sources of energy and efforts to conserve energy; our competitive position, including, but not limited to our ability to secure competitive sourcing and pricing and our ability to compete with respect to expansion and infrastructure; the economic climate and our comparable economic position; our access to capital and the restrictions that result from our current capital arrangements; the effectiveness of our risk mitigation and compliance efforts; the uncertainties of any estimates or assumptions we use in our projections; our strategic and transactional efforts and future plans; and costs and uncertainties relating to our workforce, and other risks and uncertainties, including those that are set forth in ONE Gas’ earnings release dated May 2, 2022, which is included as an exhibit to ONE Gas’ Form 8-K furnished to the SEC on such date. For additional information regarding these and other factors that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission filings., including the Company's most recent reports on Forms 10-K and 10-Q. Copies of the Company’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our “Investors” website under “Financials & Filings” at https://www.onegas.com/investors/financials-and-filings/quarterly-results/default.aspx or the SEC’s website at www.sec.gov. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on the Company, its operations or the outcomes described in the forward- looking statements in this presentation or in the Company’s filings with the Securities and Exchange Commission. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases or disclosures issued on or before Aug 8, 2022 and are not being updated or affirmed by this presentation. ONE Gas does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

OUR STRATEGY

OUR STRATEGY | 4 Safety: We are committed to operating safely and in an environmentally responsible manner. Ethics: We are accountable to the highest ethical standards and are committed to compliance. Inclusion and Diversity: We embrace an inclusive and diverse culture that encourages collaboration. Every employee makes a difference and contributes to our success. Service: We provide exceptional service and make continuous improvements in our pursuit of excellence. Value: We create value for all stakeholders, including our customers, employees, investors and communities. Mission, Vision, Strategy and Core Values CORE VALUES – Our compassMISSION – Why we exist We deliver natural gas for a better tomorrow VISION – What we want to be To be a premier natural gas distribution company, creating exceptional value for our stakeholders STRATEGY – How we get there • Safe & reliable energy • High-performing workforce • Capital demand growth • Energy transition solutions • Customer affordability

Sustainable Business Model

Focused Business Strategy	• 100% regulated natural gas distribution utility • Conservative financial profile with investment-grade credit ratings
Capital Investments	• 20+ year vintage pipeline replacement program using risk-based approach • Significant organic growth opportunities
Regulatory Construct	• Territory diversification – 3 states, multiple jurisdictions • Comprehensive recovery mechanisms, ~ 92% of capital expenditures included in annual filings • Weather normalization
Cash Flow Stability	• High percentage of fixed charges for recovery of revenue requirement ~70% • Customer mix predominantly residential ~ 93%
Customer Affordability	• Growing customer base lowers cost per customer • Leveraging technology to drive efficiency and manage operating expenses
Safe and Reliable Energy	• Industry-leading performance in employee safety • Demonstrated system resiliency and reliability
Energy Transition Solutions	• Committed to ESG stewardship and sustainability • Energy efficiency and education programs • Significant RNG supply potential within service territory

OUR STRATEGY | 5

OUR STRATEGY | 6 100% Regulated Natural Gas Utility One of the largest publicly traded natural gas distribution companies • ~ 2.3 million customers • ~ 3,650 employees • ~ 64,200 miles of distribution mains, services and transmission pipelines • ~ 58 Bcf of natural gas storage capacity under contract • ~74% of customer base is in 7 metro areas 72% market share, the largest in Kansas 88% market share, the largest in Oklahoma 13% market share, the third largest in Texas

CAPITAL INVESTMENTS

CAPITAL INVESTMENTS | 8 $317 $339 $360 $383 $435 $99 $110 $135 $138 $190 $26 $21 $20 $21 $25 $158 $178 $191 $202 $213 2018 2019 2020 2021 2022G CAPITAL INVESTMENTS (MILLIONS) System Integrity Customer Growth Other/IT Depreciation $442 $470 $515 $542 ~$650 Well-Defined Capital Investment Plan Investments Exceed 3x Depreciation Kansas $145 Oklahoma $255 Texas $250 2022G CAPITAL INVESTMENTS BY STATE (MILLIONS) Note: Capital investments include asset removal costs and accruals 20% increase over 2021

CAPITAL INVESTMENTS | 9 Capital Investments – Customer Growth Key drivers • Residential and commercial development, particularly in Austin and Oklahoma City metro areas, driving system expansion • Projecting five-year average annual customer growth of 1.2% across our service territories – Texas – 1.9% – Oklahoma – 1.3% – Kansas – 0.2% Growing Demand for Natural Gas $13 $17 $58 $76 $67 $97 $138 $190 2021 2022G GROWTH CAPITAL (MILLIONS) Kansas Oklahoma Texas

CAPITAL INVESTMENTS | 10 Vintage Pipeline Replacement Program 58,000 1,200 4,250 750 5,000 VINTAGE PIPELINE AS PORTION OF TOTAL PIPELINE INVENTORY (MILES) All Other Main, Service & Transmission Pipelines Risk-Mitigation & Government Relocations 2022-2026E Vintage Pipeline Replacement Program Vintage Pipeline Replacement Program 2022-2026E* Replaced an Average of 231 Miles of Vintage Pipe Per Year Since 2014 Note: Inventory based on data reported for 2021. Pipeline replacement due to future changes in state or federal regulations is not projected in replacement estimates. * Vintage pipeline includes wrought iron, unprotected bare steel, protected bare steel and vintage plastic. 2027 & Beyond 2022-2026E Vintage pipeline replacement program represents more than a 20-year investment runway

CAPITAL INVESTMENTS | 11 $1.29 billion $2.02 billion $1.49 billion 2022G AVERAGE RATE BASE* BY STATE TOTAL: $4.80 BILLION Kansas Oklahoma Texas Rate Base $3.36 $3.62 $3.91 $4.25 $4.80 2018 2019 2020 2021 2022G AVERAGE RATE BASE* (BILLIONS) * See Appendix for definition Over 13% growth from 2021 to 2022

REGULATORY UPDATE

Securitization Update

	KANSAS	OKLAHOMA	TEXAS
Status (as of Aug 31, 2022)	The Kansas Corporation Commission issued a financing order on August 18th authorizing a bankruptcy remote subsidiary of Kansas Gas Service to issue securitized utility tariff bonds with a maturity between 7-10yrs.	The Company received bond proceeds of $1.3B on August 25th and called $1.3B of its 2- and 3-year notes with scheduled settlement on Sept 25th. Customer website: https://www.oklahomanaturalgas.com/securitization	The Company continues to provide information to the Texas Public Finance Authority (TPFA) related to the pending bond issuance.
Est. Monthly Customer Charge	7yr recovery ≈ $7/mo 10yr recovery ≈ $5/mo	Low income = no impact 25yr recovery for lower volume customers ≈ $6/mo 25yr recovery for higher volume customers ≈ $10/mo	10 to 30yr recovery – customer bill impact to be determined with final bond issuance West Texas - 3yr recovery ≈ $4 to 5/mo
Next Steps	The process to issue the securitized bonds is underway with expected completion during Q4 2022. Registration statement has been filed with the SEC.	Securitization charge applied to customer bills starting with September billing cycle.	The process to issue the securitized bonds is underway with expected completion during Q4 2022.

REGULATORY UPDATE | 13

REGULATORY UPDATE | 14 Interim Recovery of Capital Expenditures • Oklahoma Natural Gas – Performance-based rate change (PBRC) interim filing for annual rate reviews between full rate cases • Kansas Gas Service – Gas System Reliability Surcharge (GSRS) for investments in safety-related projects (includes physical and cyber security) and government- mandated relocations made between rate cases • Texas Gas Service – Gas Reliability Infrastructure Program (GRIP) for capital investments made between rate cases – Cost-of-service adjustments (COSA) for capital investments and certain changes in operating expenses Annual Filings 92% 8% 2022E CAPITAL EXPENDITURES RECOVERY Subject to annual filings Other

REGULATORY UPDATE | 15 Filing Timeline Oklahoma & Kansas $15.3 million general rate case approved, new rates effective November 2021 2021 2022 2023 2024 2025 2026 2027 General rate case filing required by June 30, 2027 PBRC filings annually in March 2023 – 2026 2021 2022 2023 2024 $19.6 million PBRC approved, new rates effective July 2022, pending final order from the OCC $7.6 million GSRS approved, effective December 2021 GSRS filings annually in August; rate cases as needed Completion of general rate case required by December 2025 2025 $7.8 million GSRS filed Aug 2022

REGULATORY UPDATE | 16 Texas Filings – 2022 • Central-Gulf Service Area – $9.1 million GRIP; new rates effective June 2022 • West Texas Service Area – $5.0 million GRIP; new rates effective July 2022 – $13 million general rate case filed in June; includes request to consolidate the North Texas and Borger/Skellytown service areas into single West-North service area. New rates expected to be effective in early 2023. • Rio Grande Valley Service Area – $2.5 million COSA effective August 2022 • Remainder of Texas – Annual COSA or GRIP filings – Rate cases as needed

CASH FLOW STABILITY

CASH FLOW STABILITY | 18 Note: Based on 2021 annual results. High Percentage of Residential Customers 7% Non-residential 93% Residential AVG. SALES CUSTOMER COUNT NATURAL GAS SALES REVENUES (Excludes cost of natural gas recovery) 30% Variable 70% Fixed

CASH FLOW STABILITY | 19 Note: Based on 2021 annual results. Total Delivered Volumes 41% Sales Volumes (158 Bcf) 59% Transportation Volumes (230 Bcf) TOTAL VOLUMES DELIVERED 388 Bcf TOTAL SALES VOLUMES DELIVERED 158 Bcf 75% Residential (118 Bcf) 25% Non-Residential (40 Bcf)

CASH FLOW STABILITY | 20 Average Annual Residential Customer Bill • Since spinoff, customers have benefitted from low and stable gas prices • Customers began to see impact of federal tax reform in 2018 and elimination of Kansas state income taxes in 2020 • Average bill estimated to be ~$82 per month in 2022* *Assumes ~$8/Mcf average cost of gas for 2022, including transportation, storage, and hedging costs, and excluding securitization charges. $29 $29 $30 $32 $33 $33 $33 $34 $32 $22 $17 $19 $22 $21 $17 $23 $60 $50 $46 $51 $55 $54 $50 $58 2014 2015 2016 2017 2018 2019 2020 2021 AVERAGE MONTHLY RESIDENTIAL CUSTOMER BILL Margin, Taxes and Other Cost of Gas

CASH FLOW STABILITY | 21 3.3-to-1 Average Advantage3 in ONE Gas Territories Natural Gas Price Advantage Over Electricity ¹ Source: United States Energy Information Agency, www.eia.gov, for the 12-month period ended Dec. 31, 2021. ² Represents the average delivered cost of natural gas per kilowatt hour (kWh) equivalent to a residential customer, including the cost of the natural gas supplied, fixed customer charge, delivery charges and charges for riders, surcharges and other regulatory mechanisms associated with the services we provide, for the year ended Dec. 31, 2021. ³ Calculated as the ratio of the ONE Gas delivered average cost of natural gas per kilowatt hour (kWh) equivalent to the average retail price of electricity per kWh. 12.04¢ 12.39¢ 12.95¢ 4.43¢ 3.48¢ 3.47¢ Texas Oklahoma Kansas KWH EQUIVALENT ELECTRICITY VS. NATURAL GAS ¹ Avg. retail price of electricity/kWh ² ONE Gas delivered cost of natural gas/kWh 3.7x advantage32.7x advantage3 3.6x advantage3

FINANCIAL PERFORMANCE & OBJECTIVES

FINANCIAL PERFORMANCE & OBJECTIVES | 23 Five-Year Financial Guidance Capital Investments & Rate Base • Capital investments of approximately $3.5 billion, a 19% increase over previous five-year plan – $2.4 billion investment in system integrity and replacement projects – Growth capital of approximately $1.1 billion, an increase of 23% over previous five-year plan • Rate base growth of 8 – 9% 2022 through 2026 Average Annual Earnings Growth Rates • Net income of 8 – 10% • Earnings per diluted share of 6 – 8% • Dividend increase of 6 – 8%, subject to board approval

FINANCIAL PERFORMANCE & OBJECTIVES | 24 ** Represents midpoint of guidance range as of Jan. 18, 2022 * For definition of average rate base, see Appendix 2022 Guidance Summary • Net income range of $215 ‒ $227 million • EPS range of $3.96 ‒ $4.20 per diluted share • Estimated average rate base* of $4.80 billion – Includes $650 million in capital investments • Assumes diluted shares outstanding of 54.2 million Initiated Jan. 18, 2022 (Millions) $3.25 $3.51 $3.68 $3.85 $4.08** $172 $187 $196 $206 $221** 2018 2019 2020 2021 2022G DILUTED EPS & NET INCOME Diluted EPS Net Income

FINANCIAL PERFORMANCE & OBJECTIVES | 25 Growing Dividends • Quarterly Dividend – 62 cents per share in 2022* • Target annual payout ratio – 55 to 65% of net income Building Shareholder Value $1.84 $2.00 $2.16 $2.32 $2.48* 2018 2019 2020 2021 2022G DIVIDENDS & PAYOUT RATIO 57% 57% 59% 60% 61%** * Subject to board approval ** Represents midpoint of guidance range as of Jan. 18, 2022 6.9% increase over 2021

FINANCIAL PERFORMANCE & OBJECTIVES | 26 Strong Balance Sheet & Capital Structure Supports Investment Grade Credit Ratings Equity 56.6% Long-term Debt 43.4% CAPITAL STRUCTURE* PRO FORMA AS OF JUNE 30, 2022** Sources of Liquidity Pro Forma as of June 30, 2022 • Revolving Credit Facility – $1 billion limit – Expires March 2027 • $804.8 million available under commercial paper program** RATING AGENCY As of Aug 26, 2022 RATING OUTLOOK Moody’s A3 Stable S&P A- Stable * Excluding long-term debt associated with Winter Storm Uri ** Includes notes issued on Aug 8th ($300M, 4.25% senior notes due 2032) used to repay CP

FINANCIAL PERFORMANCE & OBJECTIVES | 27 Financing Requirements • Dividends and capital investments primarily funded by cash flow from operations • ~$1.6 billion net financing needs through 2026, of which ~25% is expected to be equity issuances – $35 million of equity issued in Q1 2022 – forward sale agreements executed for ~592k shares1 in Q2 2022 (unsettled). Excluding Winter Storm Uri Securitizations * Before changes in working capital. See non-GAAP information in Appendix. ** Based on 2022 guidance. Financing requirements $174 Financing requirements $210 2022 Sources 2022 Uses (M IL L IO N S ) Dividends $134 Capital expenditures and asset removal costs $650**Cash flow from operations* $504 $784 $784 Financing requirements $280 1 Expected proceeds of ~$48M had the shares settled as of June 30th, 2022. Shares must be settled on or before Jan 2, 2024

FINANCIAL PERFORMANCE & OBJECTIVES | 28 $300 3.610% $300 $300 $600 $400 0.850% $550 1.100% $250 $850 2023 2024 2030 2032 2044 2048 SENIOR DEBT MATURITIES (MILLIONS) Long-term debt exclusive of Winter Storm Uri financing Long-term debt associated with Winter Storm Uri Long-term Debt Profile Pro Forma as of June 30, 20221 2.000% 4.658% 4.500% (Callable at par) 4.250% 1 Items considered in Pro Forma: • Includes $300M of 2032, 4.25% Senior Notes, issued August 8, 2022 • Excludes $1.3B of 2- & 3-yr Notes called Aug 25, 2022 for settlement Sept 25, 2022: - $750M of 0.85% 2023 fixed rate notes - $400M of floating rate 2023 notes - $150M of 2024 1.1% fixed rate notes

FINANCIAL PERFORMANCE & OBJECTIVES | 29 Expected average annual operating costs increase of ~4% between 2022 and 2026 Operating Cost Control Managing operating expenses: • Leveraging technology • Increasing efficiency and optimizing processes • Making it easier for customers to self-serve • Growing customer base lowers cost per customer • Managing inflationary pressures and supply chain challenges through diverse supplier network and buildup of key materials Building a Foundation for Long-term Affordability

ENERGY TRANSITION SOLUTIONS

ENERGY TRANSITION SOLUTIONS | 31 Energy Transition Solutions ENERGY TRANSITION is achieved through: 1) Reducing Scope 1 emissions 2) Advancing energy efficiency 3) Developing RNG as an alternative energy source 4) Developing green tariffs 5) Participating in alternative fuels research and application - Partnering with: H2@Scale, Clean Hydrogen Future Coalition, Oklahoma Hydrogen Production, Transportation and Infrastructure Task Force, Carbon Utilization Research Council, Gas Technology Institute ➢ View our 2022 ESG Report at https://esg.onegas.com

ENERGY TRANSITION SOLUTIONS | 32 Renewable Natural Gas Strategy • Strong market potential – Access to 175 Bcf of annual production feedstock within service territory and increasing developer engagement • Competitive interconnection operating costs – Interconnects to OGS allow for lower development costs compared with connections to high-pressure systems (requires less compression) • Growing strategic relationships – Key developer alliances and direct engagement with community feedstock owners for wastewater and landfill facilities • Regulatory momentum – Oklahoma Natural Gas authorized to purchase up to $5 million of RNG annually to be recovered through its purchased-gas cost mechanism – Required to file an RNG opt-in tariff by Dec. 31, 2022 Uniquely Positioned to Optimize Assets

ENERGY TRANSITION SOLUTIONS | 33 Further reductions in Scope 1 emissions achieved through: • Third-party pipeline damage prevention • Advanced leak detection technology • Reduction of vented or flared methane releases from pipeline maintenance • Use of CNG for fleet vehicles Status Update: • Achieved a 46% reduction in Scope 1 emissions as of Dec. 31, 2021. On track to reach 2035 goal. OUR EMISSIONS REDUCTION GOAL By 2035, we expect to achieve a 55% reduction in Scope 1 emissions due to leaks from our distribution pipelines measured from a 2005 baseline and accounting for projected system growth. Emissions Reduction We expect to achieve this goal through our vintage pipeline replacement and protection program.

APPENDIX

APPENDIX | 35 INCORPORATED ENTITY 100% regulated natural gas distribution No levered holding company; all debt issued by ONE Gas, Inc. Division capital structures match Corporate capital structure Corporate Structure

APPENDIX | 36 KANSAS GAS SERVICE OKLAHOMA NATURAL GAS TEXAS GAS SERVICE TOTAL Average Number of Customers 647,000 905,000 689,000 2,241,000 Distribution – Miles* 11,700 19,200 10,700 41,600 Transmission – Miles* 1,500 600 300 2,400 Fixed Charges – Sales customers** 55% 88% 68% 70% Weather Normalization 100% 100% 100% 100% Average Annual Heating Degree Days – Normal 4,722 3,229 1,766 State Statistics As of Dec. 31, 2021 * Excluding service lines ** As a percentage of revenues, excluding the cost of natural gas recovery

APPENDIX | 37 Pipeline Replacement 21 4 111 113 130 100 105 53 78 44 35 45 5 2 7 5 240 233 289 290 240 2018 2019 2020 2021 2022-2026 PIPELINE REPLACEMENT (MILES) Cast Iron Unprotected Bare Steel Protected Bare Steel Vintage Plastic Risk-Mitigation and Government Relocations 430 430 Average Annual Est. Focusing on Maintaining Safe and Reliable Operations While Reducing Emissions Note: Inventory based on data reported for 2021. Pipeline replacement due to future changes in state or federal regulations is not projected in 5-year replacement estimates. Annual pipeline replacement miles will vary from year to year, contingent upon factors such as replacement location (i.e., densely populated urban city vs. rural farmland), material type, etc. 470 430 390 ACCELERATED CAST IRON REPLACEMENT PROGRAM COMPLETED IN 2019

APPENDIX | 38 Capital Investments $126 $123 $129 $139 $145 $52 $64 $68 $72 $75 2018 2019 2020 2021 2022G KANSAS 2022: 1.9X DEPRECIATION $180 $191 $198 $215 $255 $69 $74 $76 $82 $87 2018 2019 2020 2021 2022G OKLAHOMA Depreciation 2022: 2.9X DEPRECIATION $136 $156 $188 $188 $250 $37 $40 $44 $48 $51 2018 2019 2020 2021 2022G TEXAS 2022: 5.0X DEPRECIATION (M IL L IO N S ) Note: Capital investments include asset removal costs and accruals

APPENDIX | 39 Authorized Rate Base $1,257 $1,407 $1,475 $1,616 $1,726 2017 2018 2019 2020 2021 OKLAHOMA2 1 Kansas Gas Service’s most recent rate case, approved in February 2019, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement; these amounts are not necessarily indicative of current or future rate base. 2 Reflects authorized rate base as of Dec. 31, 2021. These amounts are not necessarily indicative of current or future rate bases. (M IL L IO N S ) $947 $1,033 $1,068 $1,133 $1,197 2017 2018 2019 2020 2021 KANSAS1 $822 $895 $986 $1,047 $1,239 2017 2018 2019 2020 2021 TEXAS2

APPENDIX | 40 Rate Base Definition Authorized Rate Base $4.28 billion (as of June 30, 2022) • Includes capital investments authorized in most recent rate cases and interim filings • Excludes any capital investments since last approved rate cases or filings 2022 Estimated Average Rate Base $4.80 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery

APPENDIX | 41 KANSAS OKLAHOMA TEXAS Kansas Corporation Commission Oklahoma Corporation Commission “Home Rule” with five jurisdictions; Texas Railroad Commission has appellate authority Appointed by the governor to four-year staggered terms Elected to six-year staggered terms Railroad Commission elected to six-year staggered terms Name Party Term Ends Name Party Term Ends Name Party Term Ends Susan Duffy Dem March 2023 Dana Murphy (Chair) Rep Jan. 2023 Wayne Christian (Chair) Rep Jan. 2023 Andrew J. French Dem March 2024 Bob Anthony (Vice-Chair) Rep Jan. 2025 Christi Craddick Rep Jan. 2025 Dwight Keen (Chair) Rep March 2026 Todd Hiett Rep Jan. 2027 Jim Wright Rep Jan. 2027 Regulatory Construct Governance

APPENDIX | 42 Comprehensive Regulatory Mechanisms DESCRIPTION KANSAS OKLAHOMA TEXAS Interim capital recovery ✓ ✓ ✓ Weather normalization ✓ ✓ ✓ Purchased gas riders (including gas cost portion of bad debts) ✓ ✓ ✓ Energy efficiency/conservation programs ✓ ✓* Pension and other post-retirement benefits trackers ✓ ✓ ✓ Cost-of-service adjustment ✓ ✓* COVID-19 accounting orders ✓ ✓ ✓ Regulatory asset for Winter Storm Uri ✓ ✓ ✓ * Five jurisdictions in Texas; not all mechanisms apply to each jurisdiction

Recent Regulatory Activity

DIVISION	JURISDICTION	EFFECTIVE DATE OF LAST ACTION[1]	RATE BASE (MILLIONS)	PRE-TAX RATE OF RETURN	EQUITY RATIO	RETURN ON EQUITY
Oklahoma Natural Gas[2]	Oklahoma	July 2022[4]	$1,854	8.95%	59%	9.40%
Kansas Gas Service[3]	Kansas	December 2021	$1,197	8.60%	N/A	9.30%
Texas Gas Service[2]	Central-Gulf	June 2022	$617	8.95%	59%	9.50%
	West Texas	July 2022	$506	8.80%	60%	9.50%
	Rio Grande Valley	August 2022	$160	8.89%	61%	9.50%
	North Texas	August 2021	$68	9.16%	62%	9.75%
	Borger/Skellytown	December 2020	$10	9.16%	62%	9.75%

[1] Effective date of last approved rate case or interim filing.

[2] The rate base, authorized rate of return, authorized debt/equity ratio and authorized return on equity presented in this table are those from the most recent regulatory filing for Oklahoma Natural Gas and Texas Gas Service. These rate bases, rates of return, debt/equity ratios and returns on equity are not necessarily indicative of current or future rate bases, rates of return, debt/equity ratios or returns on equity.

[3] Kansas Gas Service's most recent rate case, approved in February 2019, settled without a determination of rate base, rate of return, authorized debt/equity ratio and authorized return on equity within the settlement. This reflects Kansas Gas Service's estimate of rate base from that rate case adjusted for approved GSRS filings and return on equity embedded in the pre-tax carrying charge utilized in its GSRS filing.

[4] Subject to refund pending final approval from the Oklahoma Corporation Commission

APPENDIX | 43

APPENDIX | 44 Kansas Gas Service Recent Regulatory Activity 2022 GSRS – FILED AUGUST 2022 Incremental Surcharge Revenue $7.8 million annual revenue Capital Expenditures $79 million Pre-Tax Carrying Charge 8.60%; ROE embedded in GSRS pre-tax carrying charge is estimated to be ~9.30% Customer Impact $0.80 per month increase for average residential customer

APPENDIX | 45 Oklahoma Natural Gas Recent Regulatory Activity 2022 PBRC – NEW RATES EFFECTIVE JULY 2022* Incremental Revenue $19.6 million increase Capital Expenditures $119 million Pre-tax Carrying Charge 8.95% Customer Impact $1.15 per month increase (for typical residential customer, net of one-time annual credit for excess accumulated deferred income taxes, or EDIT) $0.27 per month increase (for typical low-income residential customer, net of one-time annual EDIT credit) Rate Base $1.854 billion Return on Equity 9.40% Common Equity Ratio 58.55% Debt Costs 4.10% Other Items • $9.1 million one-time annual credit to customers for EDIT • $2.3 million energy efficiency program incentive *Subject to refund pending final order from the Oklahoma Corporation Commission

APPENDIX | 46 Texas Gas Service Recent Regulatory Activity WEST TEXAS SERVICE AREA GRIP – NEW RATES EFFECTIVE JULY 2022 Incremental Revenue $5.0 million increase Capital Expenditures $48 million Pre-Tax Carrying Charge 8.80% Customer Impact $1.22 per month increase for average residential customer CENTRAL-GULF SERVICE AREA GRIP – EFFECTIVE JUNE 2022 Incremental Revenue $9.1 million increase Capital Expenditures $77 million Pre-Tax Carrying Charge 8.95% Customer Impact $1.99 per month increase for average residential customer RIO GRANDE VALLEY SERVICE AREA COSA – NEW RATES EFFECTIVE AUG 2022 Incremental Revenue $2.5 million increase Capital Expenditures $17 million Pre-Tax Carrying Charge 8.89% Customer Impact $2.13 per month increase for average residential customer WEST TEXAS SERVICE AREA 2022 RATE CASE – FILED JUNE 2022* Incremental Revenue $13.0 million increase Capital Expenditures $1.2 million** Pre-Tax Carrying Charge 9.40% West Texas - Customer Impact Small Residential - $4.39/mo increase Large Residential - $7.01/mo increase * Rate case includes request to consolidate West Texas, North Texas and Borger/Skellytown service areas into a single West-North service area. **Incremental capex subsequent to March ‘22 GRIP filing

ESG Highlights

Environmental

	Vintage Pipe Replacement	End-Use Conservation		Renewable Natural Gas	Innovation & Technology
Strategy	• Reduce emissions through vintage pipeline replacement program and operational best practices • Reduce third-party damages	• Provide CNG fueling for fleet and transport customers; leverage CNG for OGS fleet	• Expand energy efficiency programs	• Facilitate customer access to RNG • Optimize existing pipeline assets to deliver RNG	• Identify & invest in new technology to reduce emissions
Progress	• Achieved 46% reduction in CO2e emissions since 2005 through replacement & protection of distribution mains and service lines (goal of 55% by 2035) • Cast iron replacement program completed in 2019 • Deploying Risk Assessment and Damage Reduction technology to pre-determine higher-risk locations for third-party damages	• 50,077 Metric tons of CO2e displaced by our natural gas vehicles in 2021	• 35,926 Metric tons of CO2e reduced in 2021	• Executed biogas agreements to produce up to ~1 Bcf of RNG per year • Additional projects in development discussions • Oklahoma Natural Gas RNG opt-in tariff request to be filed by year end 2022 • System interconnect guidelines established	• Deploying advanced leak detection units in 2022 • Implementing enhanced risk modeling for integrity management • Exploring hydrogen as alternative fuel source • Participating in GTI's Project Veritas initiative

APPENDIX | 47

ESG Highlights

Social & Governance

	Employee Engagement	Customer Care	Community Investment	Governance Practices
Strategy	• Support employees through physical, social emotional and financial programs • Lead I&D efforts through CEO-chaired council and employee-led resource groups	• Improve customer experience through innovation and technology	• Utilize ONE Gas Foundation and corporate giving to help build stronger communities and create better quality of life	• Maintain best practices in corporate governance, controls and policies
Progress	• Placed in top 25% of Gallup's Overall Company Database for employee engagement scores • 36 employees received ~$97,000 in financial support in 2021 • 44 employees used 3,441 donated vacation hours in 2021 • Steady annual increase in Employee Resource Group membership	• Launched redesigned customer websites to offer a more intuitive, customer-centric and easier-to-navigate experience – Customer satisfaction with our website was 25 points higher than the utilities industry average • 93.4% overall customer satisfaction score on the 2021 ONE Gas Customer Relationship Survey • Now offering suite of digital tools like mobile app, website, text alerts, bill payment, service appointments, etc.	• $3.6 million in total Foundation grants and community giving for 2021 • $150,000 in Public School Funding Grants, supporting 200 teachers in 166 schools in 2021	• 38% of directors are women or Hispanic • 75% of directors are independent • Expanded Code of Business Conduct and Ethics • Improved disclosures and more transparent reporting on ESG topics • Published inaugural Supplier Code of Conduct in 2022

APPENDIX | 48

APPENDIX | 49 Hydrogen Technology and Innovation Progress in Motion • Stakeholder in H2@Scale – Department of Energy initiative that brings stakeholders together to advance affordable hydrogen production, transportation & storage, and to demonstrate infrastructure safety and reliability – Moving into the demonstration phase, which will be held at the JJ Pickle Research Campus at The University of Texas and is served by Texas Gas Service • Partnering with six National Laboratories and 19 other industry participants on the Hyblend Collaborative Research Partnership – Project to test pipeline materials in varying concentrations of hydrogen and pressures to assess their susceptibility to deterioration – Key deliverables will include a publicly accessible tool that characterizes the costs of blending and its potential to reduce emissions relative to alternative pathways like RNG and assesses the risks of blending to a pipeline system given the materials in use, age of the system and blend concentration • Two internal groups are exploring technical matters and analyzing gas supply implications of hydrogen • Working with GTI on the viability of utilizing Texas Gas Service’s natural gas delivery system in Central Texas for increased hydrogen integration – The project will identify hydrogen transportation fueling opportunities with potential for use in fleet operations, particularly for heavy-duty vehicle operations that may utilize on-site hydrogen generation technologies • Oklahoma governor’s Hydrogen Production, Transportation and Infrastructure Task Force concluded in 2021 – Recommendations include developing and incentivizing hydrogen fueling and conversions of ground-based vehicles (i.e., cars, trucks, commercial-based fleet) and hydrogen production-related hiring and education – Currently, 11 Oklahoma legislative bills in consideration supporting the recommendations of the task force

APPENDIX | 50 • Over half of OGS’ light-duty fleet consists of CNG- capable vehicles • Operating 27 fueling stations accessible to the public, 6 private stations • Transporting supply to 65 retail and 47 private CNG stations • Rebate programs in Oklahoma, Austin • CNG emits up to 17% fewer greenhouse gas emissions than diesel (well-to-wheel)* • Natural gas vehicles produce less pollutants than gasoline and diesel vehicles* • Industry: – Additional interest in CNG for transportation, particularly by fleet operators seeking RNG benefits – Tax incentives and rebates further contribute to positive economics Key Statistics 2.6 2.9 2.8 2.6 2.8 2017 2018 2019 2020 2021 CNG VOLUME (DTH – MILLIONS) 147 stations supplied 151 stations supplied 150 stations supplied 145 stations supplied151 stations supplied *NGVAmerica Note: Based on 2021 annual results Compressed Natural Gas (CNG)

APPENDIX | 51 Non-GAAP Information ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital, which is a non-GAAP financial measure. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. ONE Gas cash flow from operations before changes in working capital should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of cash flow from operations before changes in working capital to the most directly comparable GAAP measure are included in this presentation.

APPENDIX | 52 (MILLIONS) 2022 GUIDANCE* Net income $ 221 Depreciation and amortization 220 Deferred taxes 43 Other 20 Cash flow from operations before changes in working capital $ 504 Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital * Amounts shown are estimated midpoints as contemplated in 2022 guidance